UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 9, 2011 (November 8, 2011)

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (I.R.S. Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada, Suite 200	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed by Tucows Inc. (the “Company”) with the Securities and Exchange Commission on November 9, 2011 (the “Original Filing”). The Company is filing this Amendment No. 1 solely to include as Exhibit 99.2 a copy of the press release the Company issued on November 9, 2011 regarding the Company’s share purchase program.  The copy of the press release furnished as Exhibit 99.2 to the Original Filing inadvertently omitted information that was included in the press release actually issued by the Company.

Except as described above, there are no other changes or modifications to the Original Filing. The exhibit being filed hereto is deemed furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933.

Item 9.01.                      Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

99.2	Press Release of Tucows, Inc, dated November 9, 2011, announcing share repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: November 10, 2011

Exhibit Index

Exhibit No.	Description

99.2	Press Release of Tucows, Inc, dated November 9, 2011, announcing share repurchase program